                                                               Exhibit 5.1

                        CONSENT OF INDEPENDENT AUDITORS

To the Sponsor, Trustee and Unit Holders of Equity Focus Trusts--Trilogy Advisors Global Communications Portfolio, 2002 Series A:

We consent to the use of our report dated February 20, 2002, included herein and to the reference to our firm under the heading "Auditors" in the Prospectus.


                                                             /s/ KPMG LLP

New York, New York
February 20, 2002